Company Overview May 19, 2021 Sutro Biopharma NASDAQ: STRO Exhibit 99.2

Forward Looking Statements This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, business plans and objectives, current and future clinical activities, timing and success of our ongoing and planned clinical trials and related data, updates and results of our clinical trials and related data, timing and success of our planned development activities, our ability to obtain and maintain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, financing plans, competitive position, industry environment and potential market opportunities. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors, including risks and uncertainties related to our cash forecasts, our and our collaborators’ ability to advance our product candidates, the receipt and timing of potential regulatory submissions, designations, approvals and commercialization of product candidates, the timing and results of preclinical and clinical trials, and the expected impact of the COVID-19 pandemic on our operations. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that may be described in greater detail under the heading “Risk Factors” contained in our most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other reports the company files from time to time with the Securities and Exchange Commission, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Moreover, neither we nor our management assume responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to publicly update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. 2

Pioneer and Leader in Cell-Free Technology Expanding cell-free beyond ADCs 3 1 1 1 Establish cell-free ecosystem Building ecosystem through strategic partnerships Multiple ADC programs showcasing platform breadth Additional value creation through spinout New modalities and extended value creation 1 1 Establishing Validating Growing

Industry Leading Cell-Free Protein Synthesis Platform

GMP production yields consistent and scalable end-products



Grow Cells from E. Coli
1
Cell Lysis
2
Cellular Extract
3
Cell-Free Protein Synthesis
4
IgG with Non-Natural Amino Acids
5
Linker-Warhead Click Chemistry
6
Homogenous ADC
7
Specific to protein design
Extract Spray-dried
A
Stockpiled Extract
B
Discovery scale (< 1ml)
Exploratory tox and GLP tox scale
cGMP production (1,000L)
Commercial scale (5-10,000L)

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Advantages of Precision Protein Therapeutics Homogenous, precisely designed complex biologics with optimized performance 5 Months to discover lead drug candidates using transient stable cell lines evaluating a handful of candidates Heterogeneous mixtures have less favorable therapeutic window due to varying performance of each species Click chemistry and non-natural amino acids completely conjugate at precise positions, without loss of efficiency even with increasing complexity Create in parallel, in weeks, hundreds of protein variants to empirically select the best lead candidate based on in vivo performance Conjugations incomplete and unstable creating poorly optimized products, especially with increasing complexity in conjugations Challenges in Traditional Cell-Based Complex Biologics Discovery and Manufacturing Advantages of Sutro’s Cell-Free Synthesis Platform for Best-in-Class Biologics Performance Performance Cell-based production requires different process with scale, causing complexity and unreliability with CMC and manufacturing Precisely designed proteins in a homogeneous product widens therapeutic window due to the selection of the best single species Cell-free production is scalable – the same process in lead discovery as at commercial scale DAR

Cell-Free Platform is a Proven IND Engine Four product candidates in the clinic and other late-stage discovery programs in various modalities (1) (1) EMD Serono is the biopharmaceutical business of Merck KGaA, Darmstadt Germany in the US (2) Sutro owns 4% royalties on net sales of VAX-24 Program Discovery Preclinical Phase 1/1b Phase 2/3 Ovarian and Endometrial Cancer STRO-002 FolRα-Targeting ADC STRO-001 CD74-Targeting ADC Multiple Oncology Programs including iADCs Cytokine Derivatives Lymphomas: DLBCL, Mantle Cell, Follicular Multiple Myeloma (Orphan Drug Designation) Oncology Multiple Myeloma (Orphan Drug Designation) NSCLC & Esophageal Cancer Oncology & Autoimmune Oncology CC-99712 BCMA-Targeting ADC M1231 MUC1-EGFR Bispecific ADC Commercial Rights VAX-24 24-Valent Pneumococcal Conjugate Vaccine Invasive Pneumococcal Disease (2) 6

FolRα-Targeting ADC Potential Best-in-Class ADC for Ovarian and Endometrial Cancers STRO 002

STRO 002

STRO-002 Potentially Best-in-Class ADC for Ovarian Cancers

FolRα targeting ADC with tubulin inhibitor cytotoxin potentially providing immunogenic cell death



FolRα
1
Y180
2
pAMF
F404
3
Protease-cleavable linker
4
Hemiasterlin-derivative warhead

STRO-002 is a homogeneous **antibody drug conjugate (ADC)** with a **drug-antibody ratio (DAR) of 4**, targeting folate-receptor alpha (**FolRα**):

1. **FolRα** is overexpressed in certain cancers including **ovarian cancer** and **endometrial cancer**
2. Precisely positioned **non-natural amino acids**, p-azidomethyl-L-phenylalanine, at positions Y180 and F404 on the heavy chain
3. **Stable protease-cleavable linkers**, with rapid clearance of toxic catabolite after release and cell killing
4. Warhead is hemiasterlin-derivative[(1)] with potentially **dual mechanism** against the tumor – **tubulin-inhibitor cytotoxin, less sensitive to P-gp transport** and provides **immunogenic response upon cell death**[(2)]

(1) Sutro-proprietary tubulin-targeting 3-aminophenol hemiasterlin warhead, SC209
(2) Based on STRO-002 pre-clinical models showing immune stimulation at site of tumor upon cell death

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Study Update: Dose-escalation enrollment completed August 2020 Updated dose-escalation data as of April 23, 2021 to be presented at 2021 ASCO Annual Meeting STRO 002 Part 1: Dose-Escalation Cohort in Ovarian STRO-002-GM1 Dose-Escalation Cohort Has Been Completed Heavily pre-treated ovarian cancer patients with six median line of prior therapies All-Comers Ovarian Cancer N=39 STRO-002 5.2 mg/kg STRO-002 6.4 mg/kg STRO-002 5.6 mg/kg STRO-002 6.0 mg/kg STRO-002 4.3 mg/kg STRO-002 2.9 mg/kg STRO-002 0.5-1.8 mg/kg 34 patients treated at clinically active dose (≥ 2.9 mg/kg Q3W) Of which, 31 patients were evaluable for RECIST Go-forward doses for expansion cohorts 9 Note: Dose-escalation data as of April 23, 2021 and to be presented at 2021 ASCO Annual Meeting

STRO-002 Was Generally Well Tolerated 86% of TEAEs remain Grade 1-2 and no observed ocular toxicity signal MTD was not reached; DLTs occurred in 2 patients: Grade 2 neuropathy/Grade 3 arthralgia at 6.0 mg/kg and Grade 3 bone pain at 6.4 mg/kg Not included in table are two Grade 5 events, both previously reported and unrelated to study drug by investigator assessment: death not otherwise specified and acute GI bleed Neutropenia included the following preferred terms: neutropenia, febrile neutropenia, and neutrophil count decreased Neuropathy included the following preferred terms: neuropathy peripheral and peripheral sensory neuropathy Note: Dose-escalation data as of April 23, 2021 and to be presented at 2021 ASCO Annual Meeting Common TEAEs > 25% By Grade (2) STRO 002 Dose Levels in Dose-Escalation 10

STRO 002 (1) Maximum % change from baseline in sum of longest diameter in evaluable patients treated with STRO-002 at ≥ 2.9 mg/kg (2) CR in patient treated at 2.9 mg/kg with resolution of peritoneal disease Note: Dose-escalation data as of April 23, 2021 and to be presented at 2021 ASCO Annual Meeting Tumor Reduction Observed in Majority of Patients 10 patients met criteria for RECIST response including one CR 11

Change from baseline (%) Weeks since first treatment Treatment ongoing as of April 23, 2021 Change in Sum of Diameters for Target Lesions Over Time (N=31) (1) CR in patient treated at 2.9 mg/kg with resolution of peritoneal disease Note: Dose-escalation data as of April 23, 2021 and to be presented at 2021 ASCO Annual Meeting CR (1) Tumor Regression and Control Over Time Deepening of responses and two patients with prolonged stable disease remaining on study STRO 002 12

Weeks since first treatment Individual patients treated with STRO-002 Treatment Duration (1) and Response, Based on Evaluable Patients (N=31) Clinical Benefit Seen in Heavily Pre-Treated Patient Population Median duration of response is 5.8 months and three patients remained on study at over 18 months STRO 002 Dose Level Treatment ongoing as of April 23, 2021 Dose adjustment PR CR Calculated as date of PD or time from first dose to last dose given (including 4 patients deriving clinical benefit post progression per investigator assessment) DOR is on 5 confirmed responders (1 CR and 4 PRs) Note: Dose-escalation data as of April 23, 2021 and to be presented at 2021 ASCO Annual Meeting 2.9 mg/kg 3.5 mg/kg 4.3 mg/kg 5.2 mg/kg 5.6 mg/kg 6.0 mg/kg 6.4 mg/kg 13 Median Duration of Response (DOR) (2) is 5.8 months (95% CI: 2.0 months, not evaluable)

STRO 002 Favorable PFS Compared to Chemotherapy and Other Agents Based on Kaplan-Meier estimates, median PFS was 7.2 months PFS is calculated on 39 patients from the time from the first dose of study treatment until the time of death or progressive disease (PD) whichever occurs first. If no death or PD, PFS is censored at last disease assessment DOR is on 5 patients on confirmed responses (1 CR and 4 PRs) Note: Dose-escalation data as of April 23, 2021 and to be presented at 2021 ASCO Annual Meeting 14 FORWARD I study showed median PFS of 4.1 months for mirvetuximab and 4.4 months for chemotherapy (HR 0.98, p=0.897) Source: Moore, K.N., et al. (2021) Phase III, randomized trial of mirvetuximab soravtansine versus chemotherapy in patients with platinum-resistant ovarian cancer: primary analysis of FORWARD I. Annals of Oncology. https://doi.org/10.1016/j.annonc.2021.02.017 Durability at a Median Study Follow-up of 8.4 Months

STRO 002 FolRα-Expression by Immunohistochemistry Responses and anti-tumor activity observed across various FolRα-expression levels Best Overall Response (BOR) Assessed by Ventana FOLR1 expression assay based on available archival tissue from dose-escalation patients and scored using H-score and PS2 methods Note: Dose-escalation data as of April 23, 2021 and to be presented at 2021 ASCO Annual Meeting 15 Individual Patients (N=18) H-score (Ventana FOLR1 assay) Immunohistochemistry Data (1) for Patients Treated at ≥ 2.9 mg/kg

STRO 002

Path Forward for STRO-002 Clinical Development

Next steps for moving towards registration-directed study

Determine optimal efficacious dose that is well-tolerated and maintains **dose intensity**

Study will begin with **All Comers** and ongoing expression analysis will **inform subsequent enrichment strategy**

Characterize efficacy and safety profile in **less heavily pre-treated population** to inform **registration-directed study**

Part 2: *Dose-Expansion Cohorts (Ovarian & Endometrial)*

All-Comers Ovarian Cancer

- Tissue required prior to enrollment
- Front line platinum-refractory excluded
- 1-3 prior regimens for platinum-resistant
- 2-3 prior regimens for platinum-sensitive
- Baseline peripheral neuropathy grade ≥ 2 excluded

N≈20 → **STRO-002** 4.3 mg/kg

N≈20 → **STRO-002** 5.2 mg/kg

FolRα-Selected Endometrial Cancer

- Relapsed/refractory disease
- No standard of care treatment

N≈15-40 → **STRO-002** 4.3-5.2 mg/kg

Key Endpoints: Objective Response Rate, Safety, PK Profile, Duration of Response, Progression Free Survival, Overall Survival, CA-125 Responses

Combination with bevacizumab in earlier lines (Ovarian)

Initiate **combination** study for STRO-002 and **bevacizumab** for ovarian cancer in **2H 2021**

First patient for dose-expansion ovarian cohort dosed **Jan. 2021**

Plan to target **≈35 sites in US & Europe**

Anticipated preliminary data in ovarian cancer **2H 2021**

Anticipated **EOP1/2** FDA meeting in 2H 2021

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CD74-Targeting ADC Potential First and Best-in-Class ADC for B-Cell Malignancies STRO 001

Potential First-in-Class Molecule for Patients with NHL and MM Stable CD74 targeting ADC for hematological cancers designed to minimize bystander effects STRO 001 STRO-001 is a homogeneous antibody drug conjugate (ADC) with a drug-antibody ratio (DAR) of 2, targeting CD74: CD74 is expressed in many hematological cancers and rapidly internalized Conjugation through precisely positioned non-natural amino acids. p-azidomethyl-L-phenylalanine, at positions F404 on the heavy chain Comprises two non-cleavable linker-warheads that are stable in circulation The active catabolite, Maytansinoid derivative, efficiently kills tumor cells following internalization of the ADC and was designed to minimize bystander effects 18 CD74 F404 1 pAMF 2 3 Non-cleavable linker 1 2 3 4 Maytansinoidwarhead 4

STRO-001-BCM1 Dose-Escalation Study STRO-001-BCM1 Study Design and Updates Ongoing Phase 1 dose-escalation study with NHL update at ASH 2020 STRO 001 NHL Cohort Update at ASH 2020 A total of 21 patients have been treated with STRO-001 and 18 patients were evaluable for response as of October 30, 2020 Dose range 0.05-2.5 mg/kg and MTD has not been reached 1 DLT of grade 3 pulmonary embolism was observed (1) Following previously announced protocol amendment requiring pre-screening for patients at risk for thromboses, no additional thromboembolic events have been observed Dosing frequency was modified from Q2W (28-day cycle) to Q3W (21-day cycle) for doses ≥ 0.91 mg/kg DLT disclosed in 2019, patient with bulky lymphadenopathy and concurrent DVT receiving 0.91 mg/kg Q3W Note: Data as of October 30, 2020 from ASH 2020 Active Cohort 19

Note: Data as of October 30, 2020 from ASH 2020 ASH 2020 Update in NHL Cohort Heavily pre-treated patient population with 5 median lines of prior therapies STRO 001 20

Responses to STRO-001 Treatment Duration Encouraging Interim Treatment Duration and Responses Partial responses in two DLBCL patients who had progressed on CAR-T STRO 001 (1) 18 patients are evaluable for response as of October 30, 2020 Note: Data as of October 30, 2020 from ASH 2020 21

Deep Arsenal of Tools in the R&D Pipeline Available to Attack Cancer (1) Novel and precise design to drive adaptive and protective immune responses Conjugated Antibody Cytokine Derivative Enhanced tumor targeting of cytotoxic payloads Prodrug cytokine targeting functional cytokine to tumor Bispecific ADC Prodrug Cytokine Derivative ISAC: Immune-stimulating ADC: targeting novel payloads ADC or ISAC Bispecific Antibody Tumor or Stromal Antigen Immune Cell Engager Optimized format and affinity Improved specificity for optimized therapeutic window Tumor Antigen Dual Tumor Antigens Tumor Selective Mask iADC Tumor Antigen Site-specific dual drug conjugate with complementary modalities (TME modulator +/- immune modulator) Immune Cell Engager Modality Drug Properties (1) Molecules are designed and enabled using Sutro’s XpressCF+TM platform Target Structure 22 Releasable mask cytokine

Financial Overview Well-capitalized through cash and other financial sources $294.9M in cash, cash equivalents & marketable securities as of March 31, 2021 Projected cash runway into 2H 2023 , not including potential monetization of Vaxcyte shares or future BD ~1.6M shares of Vaxcyte (Nasdaq: PCVX) not included in the reported cash or runway projection Funding received from our collaborators of ~$403M through March 31, 2021 23

Driving Value Through Advancing Programs Multiple opportunities to impact value into 2021 and beyond 24 ✔ ✔ ✔

Experienced Leadership Team William Newell, JD Chief Executive Officer and Member of the Board of Directors Trevor Hallam, PhD Chief Scientific Officer Arturo Molina, MD, MS, FACP Chief Medical Officer Ed Albini Chief Financial Officer Shabbir Anik, PhD Chief Technical Operations Officer Linda Fitzpatrick Chief People and Communications Officer Nicki Vasquez, PhD Sr. VP Alliance Management / Portfolio Strategy & Operations Lynx Neurex 25